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                   SUPPLEMENT DATED SEPTEMBER 30, 1998 TO THE

                      STATEMENT OF ADDITIONAL INFORMATION

                            DATED SEPTEMBER 30, 1998

                         VAN KAMPEN AMERICAN VALUE FUND

                                PORTFOLIO OF THE

                  VAN KAMPEN SERIES FUND, INC. (THE "COMPANY")
                  P.O. BOX 418256 KANSAS CITY, MISSOURI 64141

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THE SECTION IN THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "PURCHASE OF
SHARES" IS SUPPLEMENTED WITH THE FOLLOWING:

    In order to facilitate the management of Van Kampen American Value Fund's portfolio, effective August 31, 1998, the Fund suspended the continuous offering of its shares to new investors. However, existing shareholders as of August 31, 1998 may continue to purchase additional shares, as well as those in Merrill Lynch MFA Selects wrap-fee distribution programs and retirement plans held or administered by Van Kampen Trust Company or Morgan Stanley Dean Witter & Co. or its affiliates. As market conditions permit, the Fund may reopen sales of the Fund's shares to new investors. Any such offerings of the Fund may be limited in amount and may commence and terminate without any prior notice.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE